Exhibit 99.1

NEWS RELEASE

CONTACT:	Jason Korstange
(952) 745-2755
www.TCFExpress.com

FOR IMMEDIATE RELEASE

TCF FINANCIAL CORPORATION 200 Lake Street East, Wayzata, MN 55391-1693

TCF Reports Third Quarter Earnings and EPS ($.50, up 11 percent)

THIRD QUARTER HIGHLIGHTS

•                  Diluted earnings per share of 50 cents

•                  Net income of $65.5 million

•                  Return on average assets of 2.07 percent

•                  Return on average common equity of 27.41 percent

•                  Average Power Assets® increased $1.1 billion, or 14 percent

•                  Average Power Liabilities® increased $773.2 million, or 10 percent

•                  Increased checking accounts by 17,496 to 1,612,497 accounts

•                  Opened eight new branches during the quarter; plan to open a total of 28 new branches in 2005

EARNINGS SUMMARY

($ in thousands, except per-share data)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2005	2004	Change	2005	2004	Change
Net income	$65,486	$61,712	6.1%	$199,592	$187,591	6.4%
Diluted earnings per common share	.50	.45	11.1	1.50	1.36	10.3

Financial Ratios
Return on average assets	2.07%	2.06%		2.11%	2.12%
Return on average common equity	27.41	25.96		28.32	26.56
Net interest margin	4.43	4.56		4.51	4.54

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WAYZATA, MN, October 19, 2005 – TCF Financial Corporation (TCF) (NYSE: TCB) today reported diluted earnings per share of 50 cents for the third quarter of 2005, compared with 45 cents for the same period of 2004.  Net income for the third quarter of 2005 was $65.5 million, compared with $61.7 million for the same period of 2004.  For the third quarter of 2005, return on average assets (“ROA”) was 2.07 percent and return on average common equity (“ROE”) was 27.41 percent, compared with 2.06 percent and 25.96 percent, respectively, for the third quarter of 2004.

Chairman’s Statement

“The current interest rate environment and changing customer behaviors have contributed to a challenging quarter for the banking industry.  TCF was not immune to these forces,” said William A. Cooper, Chairman and CEO.  “The flat yield curve has enabled consumers to refinance higher yielding variable-rate loans with lower cost fixed-rate loans.  This has limited TCF’s growth in interest income as funding costs have increased, thus compressing margins.  Credit quality, however, was strong and continued to improve with the exception of Delta Airlines, Inc. (“Delta”).  TCF charged off its investment in the leveraged lease due to Delta’s September 14, 2005 bankruptcy filing.  TCF remains focused on its long-term strategies of high-quality secured lending, product innovation and targeted new branch expansion,” said Cooper.

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Total Revenue

($ in thousands)	Three Months Ended September 30,
	2005	2004	$ Change	% Change
Net interest income	$128,070	$124,490	$3,580	2.9%
Fees and other revenue:
Fees and service charges	69,431	71,353	(1,922)	(2.7)
Card revenue	21,025	16,339	4,686	28.7
ATM revenue	10,646	11,474	(828)	(7.2)
Investments and insurance revenue	2,682	3,057	(375)	(12.3)
Total banking fees and other revenue	103,784	102,223	1,561	1.5
Leasing and equipment finance	10,197	6,864	3,333	48.6
Mortgage banking (1)	982	4,132	(3,150)	(76.2)
Other	7,743	2,584	5,159	199.7
Total fees and other revenue	122,706	115,803	6,903	6.0
Gains on sales of securities available for sale	995	3,679	(2,684)	(73.0)
Total non-interest income	123,701	119,482	4,219	3.5
Total revenue	$251,771	$243,972	$7,799	3.2

Net interest margin (2)	4.43%	4.56%
Fees and other revenue as a % of total revenue	48.74	47.47
Fees and other revenue as a % of average assets (2)	3.89	3.87

 (1)  Beginning in 2005, TCF’s mortgage banking business no longer originates or sells loans (see page 10).

 (2)  Annualized.

Net Interest Income

TCF’s net interest income in the third quarter of 2005 was $128.1 million, up $3.6 million, or 3 percent, from the third quarter of 2004 and down $3.2 million, or 2 percent, from the second quarter of 2005.  Net interest margin in the third quarter of 2005 was 4.43 percent, compared with 4.56 percent last year and 4.53 percent in the second quarter of 2005. The increase in net interest income from the third quarter of 2004 was primarily driven by increases in average Power Assets and Power Liabilities, partially offset by higher funding costs and the effect of a flattening yield curve.  The decrease in net interest income from the second quarter of 2005 was primarily due to lower average balances of securities available for sale and residential real estate loans and higher funding costs as deposit rates increased and certain lower-cost long-term borrowings matured.  The decrease in the net interest margin from the third quarter of 2004 and the second quarter of 2005 is primarily due to the rates on interest-bearing liabilities increasing more than the yields on interest-earning assets, partially reflecting an increase in customer preference for fixed-rate consumer loans.

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Non-interest Income

Total non-interest income in the third quarter of 2005 was $123.7 million, up $4.2 million, or 4 percent, from the third quarter of 2004 primarily due to increases in card revenues, leasing and equipment finance revenues and other revenue, partially offset by declines in fees and service charges, gains on sales of securities and mortgage banking revenues.

Fees and service charges decreased $1.9 million, or 3 percent, from the third quarter of 2004, but increased $3.6 million, or 5 percent, from the second quarter of 2005.  “Deposit service charge trends showed improvement during the quarter due to increased customer transactions,” said Cooper.  “Fee income growth will, however, continue to be challenging for the banking industry and TCF.  TCF remains focused on checking account growth to increase future fee revenue.”

Card revenues totaled $21 million for the third quarter of 2005, up 29 percent over the same period in 2004.  The increase was primarily attributable to an increase in customer transaction volumes and related fees.

Leasing and equipment finance revenues were $10.2 million for the third quarter of 2005, up $3.3 million, or 49 percent, from the 2004 third quarter primarily due to higher operating lease and sales-type revenues.  Sales-type revenues may fluctuate from quarter to quarter based on customer driven factors not within the control of TCF.

Other revenue increased $5.2 million from $2.6 million in the third quarter of 2004, primarily due to a $3.4 million gain on the sale of a branch building.

During the 2005 third quarter, TCF took advantage of market conditions and sold $99.5 million of mortgage-backed securities and realized gains of $1 million, compared with $216.3 million in sales and $3.7 million of gains for the third quarter of 2004.

New Branch Expansion

“TCF’s continued focus on new branch expansion resulted in the opening of eight new branches during the quarter, including five traditional branches, two supermarket branches and one campus branch,” said Cooper.  TCF has now opened 140 new branches since January 2000. TCF plans to open 13 new branches in

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the fourth quarter of 2005, consisting of nine traditional branches, three supermarket branches and one campus branch, bringing the total number of new branches to be opened in 2005 to 28.

	September 30,	September 30,	December 31,
(# of branches)	2005	2004	1999

Total Branches
Minnesota	104	101	82
Illinois	199	194	150
Wisconsin	34	34	31
Michigan	62	58	64
Colorado	37	26	10
Indiana	6	6	1
	442	419	338

New Branches*
Traditional	62	45
Supermarket	76	68
Campus	2	-
Total	140	113
% of Total Branches	32%	27%

* New branches opened since January 1, 2000.

Additional information regarding the results of TCF’s new branches opened since January 1, 2000 is summarized as follows:

	At or For the Three Months Ended
	September 30,
($ in thousands)	2005	2004	Change	% Change

Number of checking accounts	256,452	194,686	61,766	31.7%
Average deposits:
Checking	$380,004	$272,101	$107,903	39.7
Savings	264,301	140,411	123,890	88.2
Money market	27,128	20,785	6,343	30.5
Subtotal	671,433	433,297	238,136	55.0
Certificates of deposit	224,278	55,191	169,087	N.M.
Total deposits	$895,711	$488,488	$407,223	83.4

Total deposit fees and other revenue	$18,508	$14,010	$4,498	32.1

 N.M. Not meaningful.

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Power Assets®

TCF’s Power Asset lending operations continue to generate strong growth. TCF’s average consumer loan balances increased $782.6 million, or 19 percent; average commercial real estate loan balances increased $207.8 million, or 10 percent; and leasing and equipment finance average balances increased $108.2 million, or 8 percent, from the third quarter of 2004.

	Average Balances for the
	Three Months Ended September 30,
($ in thousands)	2005	2004	Change	% Change
Loans and leases*:
Consumer home equity and other
Home equity:
First mortgage lien	$3,194,663	$2,712,447	$482,216	17.8%
Junior lien	1,653,033	1,348,053	304,980	22.6
Total consumer home equity	4,847,696	4,060,500	787,196	19.4
Other	34,469	39,069	(4,600)	(11.8)
Total consumer home equity and other	4,882,165	4,099,569	782,596	19.1
Commercial real estate	2,220,563	2,012,790	207,773	10.3
Commercial business	433,641	440,010	(6,369)	(1.4)
Leasing and equipment finance	1,428,653	1,320,495	108,158	8.2
Power Assets	$8,965,022	$7,872,864	$1,092,158	13.9

 *Excludes residential real estate loans, loans held for sale and operating leases.

Power Liabilities®

Average Power Liabilities totaled $8.6 billion for the third quarter of 2005, with an average interest rate of 1.23 percent.  Average Power Liabilities increased $773.2 million, or 10 percent, from the third quarter of 2004, primarily driven by increases in Premier Checking, Premier Savings and certificates of deposit, partially offset by declines in other interest-bearing checking and savings.  The total number of checking accounts was 1,612,497 at September 30, 2005, up 85,545 accounts, or 6 percent, from September 30, 2004 and up 77,345 accounts, or 7 percent (annualized) from December 31, 2004.

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	Average Balances for the
	Three Months Ended September 30,
($ in thousands)	2005	2004	Change		% Change
Non-interest bearing deposits:
Retail	$1,539,893	$1,512,434	$27,459		1.8%
Small business	600,374	525,466	74,908		14.3
Commercial and custodial	325,025	329,329	(4,304)		(1.3)
Total non-interest bearing deposits	2,465,292	2,367,229	98,063		4.1
Interest-bearing deposits:
Premier checking	694,835	248,217	446,618		179.9
Other checking	1,004,507	1,140,098	(135,591)		(11.9)
Subtotal	1,699,342	1,388,315	311,027		22.4
Premier savings	436,690	109,681	327,009		N.M.
Other savings	1,549,451	1,717,789	(168,338)		(9.8)
Subtotal	1,986,141	1,827,470	158,671		8.7
Money market	632,293	738,769	(106,476)		(14.4)
Subtotal	4,317,776	3,954,554	363,222		9.2
Certificates of deposit	1,770,805	1,458,905	311,900		21.4
Total interest-bearing deposits	6,088,581	5,413,459	675,122		12.5
Power Liabilities	$8,553,873	$7,780,688	$773,185		9.9

Average rate on deposits	1.23%	.53%	70	bps	N/A
Number of checking accounts, period-end	1,612,497	1,526,952	85,545		5.6

 N.M. Not meaningful.

Residential Real Estate Loans and Securities Available for Sale

Average balances of residential real estate loans and securities available for sale (consisting primarily of mortgage-backed securities) totaled $2.2 billion for the third quarter of 2005, a decrease of $379.6 million from the third quarter of 2004. The residential real estate loans consist of first mortgage loans originated by TCF’s mortgage banking operations.  TCF no longer originates any new loans in its mortgage banking business, so this portfolio will continue to decline from normal amortization and prepayments.  At September 30, 2005, the unrealized pre-tax loss on TCF’s securities available for sale portfolio was $21.3 million.

	Average Balances and Yields
	for the Three Months Ended			Change from
	September 30,	June 30,	September 30,	June 30,		September 30,
($ in thousands)	2005	2005	2004	2005		2004
Securities available for sale	$1,393,742	$1,646,986	1,545,768	$(253,244)		$(152,026)
Residential real estate loans	849,069	919,379	1,076,619	(70,310)		(227,550)
Total	$2,242,811	$2,566,365	$2,622,387	$(323,554)		$(379,576)

Yield	5.36%	5.37%	5.46%	(1)	bps	(10)	bps

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Non-interest Expense

Non-interest expense totaled $154 million for the 2005 third quarter, up $6.1 million, or 4 percent, from $147.9 million for the 2004 third quarter.  Compensation and employee benefits increased $2.4 million, or 3 percent, from the third quarter of 2004, primarily due to a $1.4 million increase for new branches opened during the past 12 months and a $2.8 million increase in incentives, partially offset by a $3.1 million decrease for mortgage banking.  Occupancy and equipment expenses increased $2.3 million, or 10 percent, from the third quarter of 2004, primarily related to costs associated with new branches opened during the past 12 months.  Deposit losses decreased $741 thousand from the third quarter of 2004, due to lower uncollectable overdraft losses, partially offset by increased fraud losses.  Other expenses increased $3 million, or 9 percent, from the third quarter of 2004, primarily driven by a $1.6 million increase in operating lease depreciation expense in the leasing businesses and a $660 thousand increase in card processing and issuance expenses related to the overall increase in card volumes.

	Three Months Ended
	September 30,		Change
($ in thousands)	2005	2004	$	%

Compensation and employee benefits	$80,402	$78,010	$2,392	3.1%
Occupancy and equipment	25,931	23,673	2,258	9.5
Advertising and promotions	6,578	7,377	(799)	(10.8)
Deposit account losses	6,680	7,421	(741)	(10.0)
Other	34,412	31,445	2,967	9.4
Total non-interest expense	$154,003	$147,926	$6,077	4.1

Credit Quality

At September 30, 2005, TCF’s allowance for loan and lease losses totaled $59 million, or .59 percent of loans and leases, compared with $79 million, or .87 percent, at September 30, 2004.  The provision for credit losses for the third quarter of 2005 was $3.4 million, compared with $2.6 million for the third quarter of 2004, or an increase of $750 thousand.  Delta declared bankruptcy on September 14, 2005, and TCF charged off its $18.8 million investment in the related leveraged lease.  TCF increased the specific allowance for loan and lease losses assigned to the leveraged lease from $13.9 million at June 30, 2005, to $18.8 million through changes in existing leasing and equipment finance allocated allowances and $1.3 million in additional

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provision.  In the 2005 third quarter, net loan and lease charge-offs were $20.8 million, or .85 percent (annualized) of average loans and leases, up from $3.7 million, or .17 percent (annualized), for the same period of 2004.  Net loan and lease charge-offs excluding the leveraged lease loss were $2 million, or .08 percent (annualized) for the third quarter of 2005.

At September 30, 2005, TCF’s over-30-day delinquency rate was .31 percent, down from .39 percent at September 30, 2004.  Non-accrual loans and leases were $21.7 million, or .22 percent of net loans and leases, at September 30, 2005, compared with $46.7 million, or .51 percent, at September 30, 2004.  Total non-performing assets were $38.5 million, or .30 percent of total assets, at September 30, 2005, down from $69.5 million, or .58 percent of total assets, at September 30, 2004.  The decrease in non-accrual loans and non-performing assets was primarily due to the charge-off of the leveraged lease and a decline in commercial real estate owned.

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
($ in thousands)	2005		2004		2005		2004
Allowance for loan and lease losses:
Balance at beginning of period	$76,406		$80,025		$79,878		$76,619
Net (charge-offs) recoveries:
Consumer home equity and other	(886)		(1,133)		(3,211)		(2,426)
Commercial real estate	(34)		(526)		(68)		(478)
Commercial business	(140)		(30)		2,330		(87)
Leasing and equipment finance	(19,690)		(1,999)		(21,217)		(3,271)
Residential real estate	(34)		(5)		(81)		(46)
Total	(20,784)		(3,693)		(22,247)		(6,308)
Provision for credit losses	3,394		2,644		1,385		6,874
Acquired allowance	-		-		-		1,791
Balance at end of period	$59,016		$78,976		$59,016		$78,976

Key Indicators:
Allowance for loans and leases as a percentage of total loans and leases	.59%		.87%		.59%		.87%

Annualized net charge-offs as a percentage of average loans and leases	.85%		.17%		.31%		.10%

Annualized net charge-offs as a percentage of average loans and leases - excluding the leveraged lease	.08%		.17%		.05%		.10%

Period-end allowance as a multiple of annualized net charge-offs	.7	X	5.3	X	2.0	X	9.4	X

Income before income taxes and provision for loan losses as a multiple of net charge-offs	4.7	X	26.0	X	13.0	X	46.1	X

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Mortgage Banking

At September 30, 2005, TCF’s mortgage servicing portfolio totaled $3.6 billion and the mortgage servicing rights asset totaled $37.4 million, or 1.05 percent of the related servicing portfolio, down from $4.7 billion and $51.5 million, respectively, at September 30, 2004. The following table summarizes the components of mortgage banking revenues.

	Three Months Ended
	September 30,
($ in thousands)	2005	2004	Change	% Change

Servicing income	$3,329	$4,215	$(886)	(21.0)%
Less mortgage servicing rights:
Amortization	2,516	2,807	(291)	(10.4)
Recovery	-	(1,000)	1,000	100.0
Net servicing income	813	2,408	(1,595)	(66.2)
Gains on sales of loans *	-	1,442	(1,442)	(100.0)
Other income	169	282	(113)	(40.1)
Total mortgage banking revenue	$982	$4,132	$(3,150)	(76.2)

* Beginning in 2005, TCF’s mortgage banking business no longer originates or sells loans.

Income Taxes

TCF’s income tax expense was $28.9 million for the third quarter of 2005, or 30.61 percent of income before income tax expense, compared with $31.7 million, or 33.93 percent, for the comparable 2004 period.  The lower effective income tax rate in the third quarter of 2005, compared with the second quarter of 2005, is primarily due to a reduction in the expected 2005 annual effective income tax rate related to an increased effect of permanent differences as a percentage of pre-tax income and lower expected state income taxes.

Capital

During the third quarter of 2005, TCF repurchased 400,000 shares of its common stock at an average cost of $27.79 per share.  TCF has 6.7 million shares remaining in its stock repurchase program authorized by its Board of Directors.

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	At September 30,		At December 31,
($ in thousands, except per-share data)	2005		2004

Stockholders’ equity	$967,069		$958,418
Stockholders’ equity to total assets	7.59%		7.77%
Book value per common share	7.23		6.99

Total risk-based capital	$1,008,858	10.66%	$958,900	10.88%
Total risk-based capital “well-capitalized” requirement	$946,220	10.00%	$881,481	10.00%
Excess risk-based capital over “well-capitalized” requirement	$62,638.66%		$77,419.88%

Website Information

A live webcast of TCF’s conference call to discuss third quarter earnings will be hosted at TCF’s website, www.TCFExpress.com, on October 19, 2005 at 10:00 a.m., CDT.  Additionally, the webcast is available for replay at TCF’s website after the conference call.  The website also includes free access to company news releases, TCF’s annual report, quarterly reports, investor presentations and SEC filings.

__________________________________________________________________________________________________________

TCF is a Wayzata, Minnesota-based national financial holding company with $12.7 billion in assets.  TCF has 442 banking offices in Minnesota, Illinois, Michigan, Wisconsin, Colorado and Indiana.  Other TCF affiliates provide leasing and equipment finance, securities brokerage, and investments and insurance sales.

__________________________________________________________________________________________________________

Forward-looking Information

This earnings release and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance.  In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others.  Forward-looking statements deal with matters that do not relate strictly to historical facts.  TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans are subject to a number of risks and uncertainties.  These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; ability to increase the number of checking accounts and the possibility that deposit account losses (fraudulent checks, etc.) may increase; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; changes in accounting standards or interpretations of existing standards, or monetary, fiscal or tax policies of the federal or state governments; adverse findings in tax audits; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios, including declines in commercial or residential real estate values; imposition of vicarious liability on TCF as lessor in its leasing operations; denial of insurance coverage for claims made

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by TCF; technological, computer-related or operational difficulties; adverse changes in securities markets; the risk that TCF could be unable to effectively manage the volatility of its mortgage servicing portfolio, which could adversely affect earnings; and results of litigation, including reductions in card revenues resulting from litigation brought by various merchants or merchant organizations against VISA, or other significant uncertainties.  Investors should consult TCF’s Annual Report to Shareholders and reports on Forms 10-K, 10-Q and 8-K for additional important information about the Company.

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands, except per-share data)

(Unaudited)

	Three Months Ended September 30,
	2005	2004	$ Change	% Change
Interest income:
Loans and leases	$163,178	$133,295	$29,883	22.4%
Securities available for sale	17,893	20,414	(2,521)	(12.3)
Loans held for sale	2,759	2,931	(172)	(5.9)
Investments	463	773	(310)	(40.1)
Total interest income	184,293	157,413	26,880	17.1
Interest expense:
Deposits	26,539	10,318	16,221	157.2
Borrowings	29,684	22,605	7,079	31.3
Total interest expense	56,223	32,923	23,300	70.8
Net interest income	128,070	124,490	3,580	2.9
Provision for credit losses	3,394	2,644	750	28.4
Net interest income after provision for credit losses	124,676	121,846	2,830	2.3
Non-interest income:
Fees and service charges	69,431	71,353	(1,922)	(2.7)
Card revenue	21,025	16,339	4,686	28.7
ATM revenue	10,646	11,474	(828)	(7.2)
Investments and insurance revenue	2,682	3,057	(375)	(12.3)
Subtotal	103,784	102,223	1,561	1.5
Leasing and equipment finance	10,197	6,864	3,333	48.6
Mortgage banking	982	4,132	(3,150)	(76.2)
Other	7,743	2,584	5,159	199.7
Fees and other revenue	122,706	115,803	6,903	6.0
Gains on sales of securities available for sale	995	3,679	(2,684)	(73.0)
Total non-interest income	123,701	119,482	4,219	3.5
Non-interest expense:
Compensation and employee benefits	80,402	78,010	2,392	3.1
Occupancy and equipment	25,931	23,673	2,258	9.5
Advertising and promotions	6,578	7,377	(799)	(10.8)
Deposit account losses	6,680	7,421	(741)	(10.0)
Other	34,412	31,445	2,967	9.4
Total non-interest expense	154,003	147,926	6,077	4.1
Income before income tax expense	94,374	93,402	972	1.0
Income tax expense	28,888	31,690	(2,802)	(8.8)
Net income	$65,486	$61,712	$3,774	6.1

Net income per common share:
Basic	$.50	$.45	$.05	11.1
Diluted	$.50	$.45	$.05	11.1

Dividends declared per common share	$.2125	$.1875	$.025	13.3

Average common and common equivalent shares outstanding (in thousands):
Basic	131,702	136,184	(4,482)	(3.3)
Diluted	132,052	136,844	(4,792)	(3.5)

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands, except per-share data)

(Unaudited)

	Nine Months Ended September 30,
	2005	2004	$ Change	% Change
Interest income:
Loans and leases	$464,736	$386,709	$78,027	20.2%
Securities available for sale	60,713	61,159	(446)	(.7)
Loans held for sale	7,579	9,112	(1,533)	(16.8)
Investments	2,609	2,441	168	6.9
Total interest income	535,637	459,421	76,216	16.6
Interest expense:
Deposits	63,123	30,331	32,792	108.1
Borrowings	84,106	63,688	20,418	32.1
Total interest expense	147,229	94,019	53,210	56.6
Net interest income	388,408	365,402	23,006	6.3
Provision for credit losses	1,385	6,874	(5,489)	(79.9)
Net interest income after provision for credit losses	387,023	358,528	28,495	7.9
Non-interest income:
Fees and service charges	192,286	204,128	(11,842)	(5.8)
Card revenue	58,384	45,854	12,530	27.3
ATM revenue	31,173	32,609	(1,436)	(4.4)
Investments and insurance revenue	8,326	9,949	(1,623)	(16.3)
Subtotal	290,169	292,540	(2,371)	(.8)
Leasing and equipment finance	31,982	29,276	2,706	9.2
Mortgage banking	2,340	13,082	(10,742)	(82.1)
Other	18,392	6,657	11,735	176.3
Fees and other revenue	342,883	341,555	1,328.4
Gains on sales of securities available for sale	10,671	16,396	(5,725)	(34.9)
Total non-interest income	353,554	357,951	(4,397)	(1.2)
Non-interest expense:
Compensation and employee benefits	243,826	236,486	7,340	3.1
Occupancy and equipment	76,081	70,560	5,521	7.8
Advertising and promotions	19,603	19,785	(182)	(.9)
Deposit account losses	14,116	16,949	(2,833)	(16.7)
Other	98,735	88,758	9,977	11.2
Total non-interest expense	452,361	432,538	19,823	4.6
Income before income tax expense	288,216	283,941	4,275	1.5
Income tax expense	88,624	96,350	(7,726)	(8.0)
Net income	$199,592	$187,591	$12,001	6.4

Net income per common share:
Basic	$1.50	$1.37	$.13	9.5
Diluted	$1.50	$1.36	$.14	10.3

Dividends declared per common share	$.6375	$.5625	$.075	13.3

Average common and common equivalent shares outstanding (in thousands):
Basic	132,692	137,223	(4,531)	(3.3)
Diluted	133,054	137,842	(4,788)	(3.5)

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Dollars in thousands, except per-share data)

(Unaudited)

	At	At	At	% Change from
	September 30,	December 31,	September 30,	December 31,	September 30,
	2005	2004	2004	2004	2004

ASSETS

Cash and due from banks	$361,595	$359,798	$354,651.5%		2.0%
Investments	79,583	103,226	92,177	(22.9)	(13.7)
Securities available for sale	1,318,787	1,619,941	1,330,708	(18.6)	(.9)
Loans held for sale	230,571	154,279	330,647	49.5	(30.3)
Loans and leases:
Consumer home equity and other	5,035,661	4,418,588	4,222,025	14.0	19.3
Commercial real estate	2,241,069	2,154,396	2,031,031	4.0	10.3
Commercial business	438,028	424,135	444,632	3.3	(1.5)
Leasing and equipment finance	1,424,317	1,375,372	1,328,116	3.6	7.2
Subtotal	9,139,075	8,372,491	8,025,804	9.2	13.9
Residential real estate	815,893	1,014,166	1,047,079	(19.6)	(22.1)
Total loans and leases	9,954,968	9,386,657	9,072,883	6.1	9.7
Allowance for loan and lease losses	(59,016)	(79,878)	(78,976)	(26.1)	(25.3)
Net loans and leases	9,895,952	9,306,779	8,993,907	6.3	10.0
Premises and equipment	352,154	326,667	316,833	7.8	11.1
Goodwill	152,599	152,599	152,599	-	-
Mortgage servicing rights	37,420	46,442	51,474	(19.4)	(27.3)
Other assets	308,428	270,836	374,953	13.9	(17.7)
	$12,737,089	$12,340,567	$11,997,949	3.2	6.2

LIABILITIES AND STOCKHOLDERS’ EQUITY

Deposits:
Checking	$4,218,993	$3,905,987	$3,692,132	8.0	14.3
Savings	2,140,483	1,927,872	1,924,481	11.0	11.2
Money market	632,367	659,686	707,046	(4.1)	(10.6)
Subtotal	6,991,843	6,493,545	6,323,659	7.7	10.6
Certificates of deposit	1,866,425	1,468,650	1,471,164	27.1	26.9
Total deposits	8,858,268	7,962,195	7,794,823	11.3	13.6
Short-term borrowings	1,084,933	1,056,111	845,499	2.7	28.3
Long-term borrowings	1,547,690	2,048,492	2,057,608	(24.4)	(24.8)
Total borrowings	2,632,623	3,104,603	2,903,107	(15.2)	(9.3)
Accrued expenses and other liabilities	279,129	315,351	334,753	(11.5)	(16.6)
Total liabilities	11,770,020	11,382,149	11,032,683	3.4	6.7
Stockholders’ equity:
Common stock, par value $.01 per share, 280,000,000 shares authorized; 184,395,593; 184,939,094 and 184,964,602 shares issued	1,844	1,849	1,850	(.3)	(.3)
Additional paid-in capital	496,605	518,741	517,537	(4.3)	(4.0)
Retained earnings, subject to certain restrictions	1,499,427	1,385,760	1,344,036	8.2	11.6
Accumulated other comprehensive (loss) income	(13,596)	(1,415)	1,471	N.M.	N.M.
Treasury stock at cost, 50,645,520; 47,752,934 and 46,200,454 shares, and other	(1,017,211)	(946,517)	(899,628)	7.5	13.1
Total stockholders’ equity	967,069	958,418	965,266.9		.2
	$12,737,089	$12,340,567	$11,997,949	3.2	6.2

N.M.  Not meaningful.

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CREDIT QUALITY DATA

(Dollars in thousands)

(Unaudited)

Allowance for loan and lease losses:

	At or For the Nine Months Ended September 30, 2005				At or For the Year Ended December 31, 2004
		Allowance				Allowance
		as a% of	Net Charge-offs (Recoveries) (1)			as a% of	Net Charge-offs
	Allowance	Portfolio	$	%	Allowance	Portfolio	$	%
Consumer home equity and other	$16,346.32%		$3,211	.09%	$9,939	.22%	$3,232.08%
Commercial real estate	20,745.93		68	-	20,742	.96	476.02
Commercial business	6,859	1.57	(2,330)	(.73)	7,696	1.81	153.04
Leasing and equipment finance (2)	14,445	1.01	21,217	2.01	24,566	1.79	5,545.43
Residential real estate	621.08		81	.01	796	.08	73.01
Unallocated (3)	-	-	-	-	16,139	-	-	-
Total	$59,016.59		$22,247	.31	$79,878	.85	$9,479.11

Non-performing assets:	At	At	At	Change from
	September 30,	December 31,	September 30,	December 31,	September 30,
	2005	2004	2004	2004	2004
Non-accrual loans and leases:
Consumer home equity and other	$9,849	$12,187	$11,959	$(2,338)	$(2,110)
Commercial real estate	188	1,093	1,026	(905)	(838)
Commercial business	2,328	4,533	2,861	(2,205)	(533)
Leasing and equipment finance	6,808	25,678	27,844	(18,870)	(21,036)
Residential real estate	2,515	3,387	2,763	(872)	(248)
Total non-accrual loans and leases	21,688	46,878	46,453	(25,190)	(24,765)
Other real estate owned:
Residential real estate	13,919	11,726	12,028	2,193	1,891
Commercial real estate	2,886	5,465	10,717	(2,579)	(7,831)
Total other real estate owned	16,805	17,191	22,745	(386)	(5,940)
Total non-performing assets	$38,493	$64,069	$69,198	$(25,576)	$(30,705)

Over 30-day delinquency data (4):	At September 30,		At December 31,		At September 30,
	2005		2004		2004
	Principal	% of	Principal	% of	Principal	% of
	Balances	Portfolio	Balances	Portfolio	Balances	Portfolio
Consumer home equity and other	$17,351.35%		$15,436.35%		$15,256.36%
Commercial real estate	36	-	32	-		1,958.10
Commercial business	370.08		404.10			1,282.29
Leasing and equipment finance	5,651.40		8,997.67			7,064.54
Residential real estate	7,610.94		9,516.94			9,776.94
Total	$31,018.31		$34,385.37		$35,336.39

Potential Problem Loans and Leases (5):	At	At	At	Change from
	September 30,	December 31,	September 30,	December 31,	September 30,
	2005	2004	2004	2004	2004
Commercial real estate	$28,228	$34,138	$31,397	$(5,910)	$(3,169)
Commercial business	13,367	18,112	21,607	(4,745)	(8,240)
Leasing and equipment finance	9,850	18,816	17,669	(8,966)	(7,819)
	$51,445	$71,066	$70,673	$(19,621)	$(19,228)

(1)	Annualized.
(2)	For the nine months ended September 30, 2005, net charge-offs excluding the leveraged lease were $2.4 million, or .23% annualized.
(3)

In the second quarter of 2005, TCF refined its allowance for loan and lease losses allocation methodology resulting in the allocation of the entire allowance for loan and lease losses to the individual loan and lease portfolios. This change allocates the previous unallocated portion of the allowance for loan and lease losses.

(4)	Excludes non-accrual loans and leases.
(5)

Consists of loans and leases primarily classified for regulatory purposes as substandard and reflect the distinct possibility, but not probability, that they will become non-performing or that TCF will not be able to collect all amounts due according to the contractual terms of the loan or lease agreement.

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Dollars in thousands)

(Unaudited)

	Three Months Ended September 30,
	2005			2004
	Average Balance	Interest	Yields and Rates (1)	Average Balance	Interest	Yields and Rates (1)

ASSETS

Investments	$91,355	$463	2.02%	$94,910	$773	3.25%
Securities available for sale	1,393,742	17,893	5.14	1,545,768	20,414	5.28
Loans held for sale	206,850	2,759	5.29	327,953	2,931	3.56
Loans and leases:
Consumer home equity - variable rate	2,392,934	43,543	7.22	2,547,648	35,646	5.57
Consumer home equity - fixed rate	2,454,762	41,317	6.68	1,512,853	26,035	6.85
Consumer - other	34,469	815	9.38	39,068	813	8.28
Total consumer home equity and other	4,882,165	85,675	6.96	4,099,569	62,494	6.06
Commercial real estate - variable rate	822,223	13,003	6.27	769,225	8,327	4.31
Commercial real estate - fixed and adjustable rate	1,398,340	21,687	6.15	1,243,565	19,424	6.21
Total commercial real estate	2,220,563	34,690	6.20	2,012,790	27,751	5.49
Commercial business - variable rate	348,030	5,284	6.02	357,205	3,628	4.04
Commercial business - fixed and adjustable rate	85,611	1,268	5.88	82,805	1,145	5.50
Total commercial business	433,641	6,552	5.99	440,010	4,773	4.32
Leasing and equipment finance	1,428,653	24,082	6.74	1,320,495	22,855	6.92
Subtotal	8,965,022	150,999	6.69	7,872,864	117,873	5.96
Residential real estate	849,069	12,179	5.73	1,076,619	15,422	5.72
Total loans and leases	9,814,091	163,178	6.61	8,949,483	133,295	5.93

Total interest-earning assets	11,506,038	184,293	6.37	10,918,114	157,413	5.75

Other assets	1,125,499			1,057,444

Total assets	$12,631,537			$11,975,558

LIABILITIES AND STOCKHOLDERS’ EQUITY

Non-interest bearing deposits:
Retail	$1,539,893			$1,512,434
Small business	600,374			525,466
Commercial and custodial	325,025			329,329
Total non-interest bearing deposits	2,465,292			2,367,229
Interest-bearing deposits:
Premier checking	694,835	4,654	2.66	248,217	826	1.32
Other checking	1,004,507	593.23		1,140,098	187.07
Subtotal	1,699,342	5,247	1.23	1,388,315	1,013.29
Premier savings	436,690	3,529	3.21	109,681	498	1.81
Other savings	1,549,451	2,612.67		1,717,789	1,341.31
Subtotal	1,986,141	6,141	1.23	1,827,470	1,839.40
Money market	632,293	2,091	1.31	738,769	704.38
Subtotal	4,317,776	13,479	1.24	3,954,554	3,556.36
Certificates of deposit	1,770,805	13,060	2.93	1,458,905	6,762	1.84
Total interest-bearing deposits	6,088,581	26,539	1.73	5,413,459	10,318.76
Total deposits	8,553,873	26,539	1.23	7,780,688	10,318.53

Borrowings:
Short-term borrowings	1,037,240	9,212	3.52	824,955	3,057	1.47
Long-term borrowings	1,757,968	20,472	4.62	2,059,525	19,548	3.78
Total borrowings	2,795,208	29,684	4.22	2,884,480	22,605	3.12

Total deposits and borrowings	11,349,081	56,223	1.97	10,665,168	32,923	1.23

Other liabilities	326,976			359,488

Total liabilities	11,676,057			11,024,656

Stockholders’ equity	955,480			950,902

Total liabilities and stockholders’ equity	$12,631,537			$11,975,558

Net interest income and margin		$128,070	4.43%		$124,490	4.56%

(1)  Annualized.

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Dollars in thousands)

(Unaudited)

	Nine Months Ended September 30,
	2005			2004
	Average Balance	Interest	Yields and Rates (1)	Average Balance	Interest	Yields and Rates (1)

ASSETS

Investments	$99,502	$2,609	3.50%	$131,290	$2,441	2.48%
Securities available for sale	1,567,059	60,713	5.17	1,537,310	61,159	5.30
Loans held for sale	209,184	7,579	4.84	357,354	9,112	3.41
Loans and leases:
Consumer home equity - variable rate	2,561,936	130,074	6.79	2,376,149	97,059	5.46
Consumer home equity - fixed rate	2,088,550	104,784	6.71	1,488,090	77,708	6.98
Consumer - other	34,836	2,379	9.13	39,751	2,442	8.21
Total consumer home equity and other	4,685,322	237,237	6.77	3,903,990	177,209	6.06
Commercial real estate - variable rate	832,689	35,775	5.74	759,923	23,666	4.16
Commercial real estate - fixed and adjustable rate	1,363,805	62,664	6.14	1,220,457	57,306	6.27
Total commercial real estate	2,196,494	98,439	5.99	1,980,380	80,972	5.46
Commercial business - variable rate	346,674	14,379	5.55	343,946	9,833	3.82
Commercial business - fixed and adjustable rate	78,117	3,368	5.76	88,228	3,639	5.51
Total commercial business	424,791	17,747	5.59	432,174	13,472	4.16
Leasing and equipment finance	1,410,381	72,006	6.81	1,267,102	66,333	6.98
Subtotal	8,716,988	425,429	6.52	7,583,646	337,986	5.95
Residential real estate	917,241	39,307	5.72	1,130,840	48,723	5.75
Total loans and leases	9,634,229	464,736	6.45	8,714,486	386,709	5.92

Total interest-earning assets	11,509,974	535,637	6.22	10,740,440	459,421	5.71

Other assets	1,099,712			1,046,080

Total assets	$12,609,686			$11,786,520

LIABILITIES AND STOCKHOLDERS’ EQUITY

Non-interest bearing deposits:
Retail	$1,566,767			$1,508,102
Small business	573,240			491,729
Commercial and custodial	316,749			345,878
Total non-interest bearing deposits	2,456,756			2,345,709
Interest-bearing deposits:
Premier checking	578,967	9,709	2.24	150,094	1,468	1.31
Other checking	1,056,178	1,517.19		1,151,426	652.08
Subtotal	1,635,145	11,226.92		1,301,520	2,120.22
Premier savings	355,164	7,340	2.76	47,438	606	1.71
Other savings	1,586,367	6,394.54		1,777,512	4,546.34
Subtotal	1,941,531	13,734.95		1,824,950	5,152.38
Money market	637,696	4,726.99		790,128	2,199.37
Subtotal	4,214,372	29,686.94		3,916,598	9,471.32
Certificates of deposit	1,691,121	33,437	2.64	1,502,064	20,860	1.86
Total interest-bearing deposits	5,905,493	63,123	1.43	5,418,662	30,331.75
Total deposits	8,362,249	63,123	1.01	7,764,371	30,331.52

Borrowings:
Short-term borrowings	977,750	22,200	3.04	743,754	7,522	1.35
Long-term borrowings	1,981,558	61,906	4.18	1,963,440	56,166	3.82
Total borrowings	2,959,308	84,106	3.80	2,707,194	63,688	3.14

Total deposits and borrowings	11,321,557	147,229	1.74	10,471,565	94,019	1.20

Other liabilities	348,543			373,089

Total liabilities	11,670,100			10,844,654

Stockholders’ equity	939,586			941,866

Total liabilities and stockholders’ equity	$12,609,686			$11,786,520

Net interest income and margin		$388,408	4.51%		$365,402	4.54%

(1)  Annualized.

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED QUARTERLY STATEMENTS OF INCOME AND FINANCIAL RATIOS

(Dollars in thousands, except per-share data)

(Unaudited)

	Three Months Ended
	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2005	2005	2005	2004	2004
Interest income:
Loans and leases	$163,178	$155,014	$146,544	$140,469	$133,295
Securities available for sale	17,893	21,325	21,495	19,484	20,414
Loans held for sale	2,759	2,566	2,254	2,421	2,931
Investments	463	1,094	1,052	1,014	773
Total interest income	184,293	179,999	171,345	163,388	157,413
Interest expense:
Deposits	26,539	20,646	15,938	12,250	10,318
Borrowings	29,684	28,068	26,354	24,649	22,605
Total interest expense	56,223	48,714	42,292	36,899	32,923
Net interest income	128,070	131,285	129,053	126,489	124,490
Provision for credit losses	3,394	1,427	(3,436)	4,073	2,644
Net interest income after provision for credit losses	124,676	129,858	132,489	122,416	121,846
Non-interest income:
Fees and service charges	69,431	65,824	57,031	67,385	71,353
Card revenue	21,025	19,717	17,642	17,609	16,339
ATM revenue	10,646	10,795	9,732	10,326	11,474
Investments and insurance revenue	2,682	2,791	2,853	2,609	3,057
Subtotal	103,784	99,127	87,258	97,929	102,223
Leasing and equipment finance	10,197	11,092	10,693	21,047	6,864
Mortgage banking	982	216	1,142	(122)	4,132
Other	7,743	2,833	7,816	7,457	2,584
Fees and other revenue	122,706	113,268	106,909	126,311	115,803
Gains on sales of securities available for sale	995	4,437	5,239	6,204	3,679
Total non-interest income	123,701	117,705	112,148	132,515	119,482
Non-interest expense:
Compensation and employee benefits	80,402	81,973	81,451	86,338	78,010
Occupancy and equipment	25,931	24,771	25,379	25,057	23,673
Advertising and promotions	6,578	6,778	6,247	6,568	7,377
Deposit account losses	6,680	3,775	3,661	5,675	7,421
Other	34,412	32,950	31,373	30,758	31,445
Total non-interest expense	154,003	150,247	148,111	154,396	147,926
Income before income tax expense	94,374	97,316	96,526	100,535	93,402
Income tax expense	28,888	26,675	33,061	33,133	31,690
Net income	$65,486	$70,641	$63,465	$67,402	$61,712

Net income per common share:
Basic	$.50	$.53	$.47	$.50	$.45
Diluted	$.50	$.53	$.47	$.50	$.45

Dividends declared per common share	$.2125	$.2125	$.2125	$.1875	$.1875

Financial Ratios:

Return on average assets (1)	2.07%	2.22%	2.03%	2.22%	2.06%
Return on average common equity (1)	27.41	30.23	27.18	28.35	25.96
Net interest margin (1)	4.43	4.53	4.56	4.56	4.56
Net charge-offs (recoveries) as a percentage of average loans and leases (1)	.85	.08	(.02)	.14	.17
Average total equity to average assets	7.56	7.36	7.48	7.81	7.94
Average tangible equity to average assets	6.33	6.13	6.22	6.52	6.63

(1)  Annualized.

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TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED QUARTERLY AVERAGE BALANCE SHEETS AND SUPPLEMENTAL INFORMATION

(In thousands)

(Unaudited)

	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2005	2005	2005	2004	2004

ASSETS

Cash and due from banks	$346,065	$331,110	$332,800	$350,497	$351,383
Investments	91,355	101,305	106,006	105,603	94,910
Securities available for sale	1,393,742	1,646,986	1,663,412	1,534,776	1,545,768
Loans held for sale	206,850	213,279	207,430	254,617	327,953
Loans and leases:
Consumer home equity - variable rate	2,392,934	2,594,538	2,701,729	2,699,156	2,547,648
Consumer home equity - fixed rate	2,454,762	2,048,035	1,755,164	1,571,494	1,512,853
Consumer - other	34,469	34,012	36,046	37,403	39,068
Total consumer home equity and other	4,882,165	4,676,585	4,492,939	4,308,053	4,099,569
Commercial real estate - variable rate	822,223	834,876	841,176	805,219	769,225
Commercial real estate - fixed and adjustable rate	1,398,340	1,365,132	1,327,160	1,288,793	1,243,565
Total commercial real estate	2,220,563	2,200,008	2,168,336	2,094,012	2,012,790
Commercial business - variable rate	348,030	359,269	332,555	353,752	357,205
Commercial business - fixed and adjustable rate	85,611	73,654	74,968	76,906	82,805
Total commercial business	433,641	432,923	407,523	430,658	440,010
Leasing and equipment finance	1,428,653	1,412,520	1,389,541	1,341,985	1,320,495
Subtotal	8,965,022	8,722,036	8,458,339	8,174,708	7,872,864
Residential real estate	849,069	919,379	984,764	1,027,302	1,076,619
Total loans and leases	9,814,091	9,641,415	9,443,103	9,202,010	8,949,483
Allowance for loan and lease losses	(76,207)	(76,774)	(79,918)	(79,502)	(80,077)
Net loans and leases	9,737,884	9,564,641	9,363,185	9,122,508	8,869,406
Premises and equipment	345,641	333,614	328,336	322,492	313,068
Goodwill	152,599	152,599	152,599	152,599	152,599
Mortgage servicing rights	38,773	42,218	45,101	49,746	51,380
Other assets	318,628	316,281	295,107	276,498	269,091
	$12,631,537	$12,702,033	$12,493,976	$12,169,336	$11,975,558

LIABILITIES AND STOCKHOLDERS’ EQUITY

Non-interest-bearing deposits:
Retail	$1,539,893	$1,589,015	$1,571,740	$1,493,344	$1,512,434
Small business	600,374	571,701	547,060	557,103	525,466
Commercial and custodial	325,025	311,463	313,635	332,228	329,329
Total non-interest bearing deposits	2,465,292	2,472,179	2,432,435	2,382,675	2,367,229
Interest-bearing deposits:
Premier checking	694,835	580,093	459,385	343,266	248,217
Other checking	1,004,507	1,075,421	1,089,541	1,106,934	1,140,098
Subtotal	1,699,342	1,655,514	1,548,926	1,450,200	1,388,315
Premier savings	436,690	345,567	281,529	198,769	109,681
Other savings	1,549,451	1,603,720	1,606,560	1,621,810	1,717,789
Subtotal	1,986,141	1,949,287	1,888,089	1,820,579	1,827,470
Money market	632,293	633,762	647,197	685,885	738,769
Subtotal	4,317,776	4,238,563	4,084,212	3,956,664	3,954,554
Certificates of deposit	1,770,805	1,707,919	1,592,682	1,469,735	1,458,905
Total interest-bearing deposits	6,088,581	5,946,482	5,676,894	5,426,399	5,413,459
Total deposits	8,553,873	8,418,661	8,109,329	7,809,074	7,780,688
Borrowings:
Short-term borrowings	1,037,240	920,471	974,853	1,003,746	824,955
Long-term borrowings	1,757,968	2,075,264	2,115,369	2,045,505	2,059,525
Total borrowings	2,795,208	2,995,735	3,090,222	3,049,251	2,884,480
Accrued expenses and other liabilities	326,976	352,861	360,362	360,004	359,488
Total liabilities	11,676,057	11,767,257	11,559,913	11,218,329	11,024,656
Stockholders’ equity:
Common stock	1,844	1,845	1,846	1,850	1,206
Additional paid-in capital	496,496	497,810	503,762	518,012	517,020
Retained earnings	1,473,273	1,431,903	1,394,163	1,360,169	1,318,461
Accumulated other comprehensive loss	(3,104)	(1,992)	(4,139)	(527)	(2,781)
Treasury stock at cost and other	(1,013,029)	(994,790)	(961,569)	(928,497)	(883,004)
	955,480	934,776	934,063	951,007	950,902
	$12,631,537	$12,702,033	$12,493,976	$12,169,336	$11,975,558

Supplemental Information:
Securities available for sale	$1,393,742	$1,646,986	$1,663,412	$1,534,776	$1,545,768
Residential real estate loans	849,069	919,379	984,764	1,027,302	1,076,619
Total securities available for sale and residential real estate loans	$2,242,811	$2,566,365	$2,648,176	$2,562,078	$2,622,387

- more -

TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED QUARTERLY YIELDS AND RATES (1)

(Unaudited)

	Sept. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Sept. 30,
	2005	2005	2005	2004	2004

ASSETS

Investments	2.02%	4.33%	4.01%	3.83%	3.25%
Securities available for sale	5.14	5.18	5.17	5.08	5.28
Loans held for sale	5.29	4.83	4.41	3.78	3.56
Loans and leases:
Consumer home equity - variable rate	7.22	6.77	6.41	6.00	5.57
Consumer home equity - fixed rate	6.68	6.72	6.73	6.78	6.85
Consumer - other	9.38	9.19	8.83	8.17	8.28
Total consumer home equity and other	6.96	6.77	6.56	6.30	6.06
Commercial real estate - variable rate	6.27	5.72	5.24	4.74	4.31
Commercial real estate - fixed and adjustable rate	6.15	6.14	6.13	6.14	6.21
Total commercial real estate	6.20	5.98	5.79	5.60	5.49
Commercial business - variable rate	6.02	5.56	5.02	4.48	4.04
Commercial business - fixed and adjustable rate	5.88	5.75	5.65	5.77	5.50
Total commercial business	5.99	5.59	5.14	4.71	4.32
Leasing and equipment finance	6.74	6.83	6.85	6.86	6.92
Subtotal	6.69	6.52	6.34	6.13	5.96
Residential real estate	5.73	5.71	5.70	5.69	5.72
Total loans and leases	6.61	6.44	6.27	6.08	5.93

Total interest-earning assets	6.37	6.22	6.06	5.87	5.75

LIABILITIES

Interest-bearing deposits:
Premier checking	2.66	2.04	1.86	1.65	1.32
Other checking	.23	.21	.14	.10	.07
Subtotal	1.23	.85	.65	.47	.29
Premier savings	3.21	2.51	2.38	2.20	1.81
Other savings	.67	.53	.42	.30	.31
Subtotal	1.23	.88	.71	.51	.40
Money market	1.31	.99	.67	.46	.38
Subtotal	1.24	.89	.68	.49	.36
Certificates of deposit	2.93	2.65	2.32	2.01	1.84
Total interest-bearing deposits	1.73	1.39	1.14	.90	.76
Total deposits	1.23	.98	.80	.62	.53

Borrowings:
Short-term borrowings	3.52	3.01	2.53	2.04	1.47
Long-term borrowings	4.62	4.09	3.88	3.80	3.78
Total borrowings	4.22	3.76	3.46	3.22	3.12

Total interest-bearing liabilities	1.97	1.71	1.53	1.35	1.23

Net interest margin	4.43%	4.53%	4.56%	4.56%	4.56%

(1)  Annualized.

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